EXHIBIT 10.19

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

This Amendment No. 2 (this “Amendment”) to that certain Loan and Security Agreement, dated November 19, 1997, as amended by that certain Amendment, dated February 12, 2002 (as so amended, the “Original Agreement”), is made, effective the 20th day of July, 2005, by and among K-Tel International (USA), Inc., Dominion Entertainment, Inc., K-Tel Consumer Products, Inc., K-Tel TV, Inc., K-Tel Video, Inc. (collectively, the “Borrowers”) and K-5 Leisure Products, Inc. (the “Lender”).

RECITALS

WHEREAS, the Lender is the assignee of that certain $10,000,000 credit facility between the Borrowers and Foothill Capital Corporation (“Foothill”) and that certain Promissory Note from the Borrowers to Foothill, dated November 19, 1997 (the “Note”), pursuant to that certain Assignment and Acceptance, dated February 27, 2001, by and among Foothill, the Lender, the Borrowers and certain other parties thereto; and

WHEREAS, the Lender and the Borrowers desire to amend the Original Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender agree as follows:

1.             Defined Terms.

Defined terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

2.             Amendment.

Section 3.4 of the Original Agreement is hereby amended to read in its entirety as follows:

3.4          Term; Automatic Renewal.  This Agreement shall continue in full force and effect for a term ending on July 20, 2008.  The foregoing notwithstanding, the Lender shall have the right to terminate this Agreement upon the continuation of an Event of Default.

3.             Authorization.

Each of the Borrowers hereby authorizes the Lender to file, electronically or otherwise, financing statements under the Uniform Commercial Code in all jurisdictions in which such filings are appropriate or necessary to continue the security interest granted pursuant to or in connection with the Original Agreement, including without limitation the Copyright Security Agreement and the Intellectual Property Security Agreement.  The Borrowers hereby confirm that the Loan and Security Agreement, as amended hereby, is secured by the Copyright Security Agreement, the Intellectual Property Agreement, and those certain Security Agreement executed by each Borrower in connection with the Loan and Security Agreement.

4.             Borrowers’ Warranties.

Each Borrower represents and warrants that (1) each representation, warranty and covenant made by each of them in the Original Agreement is true and correct on the date hereof, with the same effect as if made on such date (other than as set forth on Exhibit A hereto); and (2) as of the effective date of this Agreement, it is not in default under the Agreement, nor has any event occurred which, with notice or lapse of time, would result in such a default, except for such defaults as have been waived by the Lender.

5.             Incorporation of Terms.

Except as specifically set forth in this Amendment No. 2, all of the terms and conditions of the Original Agreement and the Note, and all documents related thereto, shall remain in full force and effect.

6.             No Waiver, etc.

The Borrowers acknowledge that no provision of this Amendment shall be construed to be a waiver by the Lender of any rights or remedies that the Lender may have due to the occurrence of any default under the Original Agreement or the Note that may have occurred heretofore or which may occur hereafter.  The Borrowers hereby represent and warrant that they have no defenses or rights of set-off against the Lender.

7.             Confirmation of Guaranty.

The Borrowers, and certain other affiliated companies of the Borrowers (collectively, the “Guarantors”), are also parties to that certain Guaranty, dated September 27, 1999.  Each of the Guarantors hereby acknowledges and agrees that such Guaranty remains in full force and effect, notwithstanding this Amendment, the extension of the term of the Original Agreement, any delay in executing this Amendment, or any other matter which would, but for this Confirmation, release a Guarantor from its obligations under the Guaranty.

IN WITNESS WHEREOF, this Amendment has been executed to be effective as of the day and year first above written.

DOMINION ENTERTAINMENT, INC.

By:	/s/ Philip Kives
Its: President

K-TEL CONSUMER PRODUCTS, INC.

By:	/s/ Philip Kives
Its: President

K-TEL TV, INC.

By:	/s/ Philip Kives
Its: President

K-TEL VIDEO, INC.

By:	/s/ Philip Kives
Its: President

K-TEL ENTERTAINMENT, INC.

By:	/s/ Philip Kives
Its: President

K-TEL INTERNATIONAL (USA), INC.

By:	/s/ Philip Kives
Its: President

K-5 LEISURE PRODUCTS, INC.

By:	/s/ Philip Kives
Its: President

Agreed to and Accepted for
Purposes of Section 7:

K-TEL ONLINE, INC.

By:	/s/ Philip Kives
Its: President

K-TEL ENTERTAINMENT (UK) LTD.

By:	/s/ Philip Kives
Its: President

K-TEL ENTERTAINMENT (CAN) INC.

By:	/s/ Philip Kives
Its: President

K-TEL DIRECT, INC.

By:	/s/ Philip Kives
Its: President